Exhibit 10.3
HCM ACQUISITION COMPANY
FOUNDER’S SECURITIES PURCHASE AGREEMENT
     THIS FOUNDER’S SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of October 4, 2007, is entered into by and among HCM Acquisition Company, a Delaware corporation (the “Company”) and HCM Acquisition Holdings, LLC, a Delaware limited liability company (the “Purchaser”).
     WHEREAS, the Company intends to file a registration statement (the “Registration Statement”) for the initial public offering of units (the “Initial Public Offering”), each unit consisting of one share of the Company’s common stock, par value $0.001 per share (a “Share”), and one warrant to purchase one Share at an exercise price of $7.50 per Share.
     WHEREAS, concurrent with the execution and delivery of this Agreement, the Purchaser desires to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement, for an aggregate purchase price of $25,000 (the “Founder’s Units Purchase Price”), 7,187,500 units (the “Founder’s Units”), each unit consisting of one share of the Company’s common stock, par value $0.001 per share (the “Founder’s Shares”) and one warrant to purchase one Share at an exercise price of $7.50 per share (the “Founder’s Warrants”).
     WHEREAS, concurrent with the closing of the Initial Public Offering, the Purchaser desires to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement, for an aggregate purchase price of $5,000,000 (the “Private Placement Warrants Purchase Price”), 5,000,000 additional warrants, each to purchase one Share at an exercise price of $7.50 per share (the “Private Placement Warrants”).
     NOW THEREFORE, in consideration of the mutual promises contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:
Section 1. Authorization, Purchase and Sale; Terms of the Founder’s Units, Founder’s Shares, Founder’s Warrants and Private Placement Warrants.
     A. Authorization of the Founder’s Units, Founder’s Shares, Founder’s Warrants, Private Placement Warrants and Shares Underlying each of the Founder’s Warrants and Private Placement Warrants. The Company has duly authorized the issuance and sale to the Purchaser of each of the Founder’s Units, Founder’s Shares, Founder’s Warrants, Private Placement Warrants and the Shares underlying each of the Founder’s Warrants and Private Placement Warrants (collectively, the “Securities”).
     B. Purchase and Sale of the Founder’s Units and Private Placement Warrants. Concurrently with the execution and delivery of this Agreement, in the case of the Founder’s Units, and concurrently with the closing of the Initial Public Offering, in the case of the Private Placement Warrants, or as each such date may be extended from time to time by mutual agreement of the parties (in each case, the “Closing Date”), the Company shall issue and sell to the Purchaser and the Purchaser shall purchase from the Company, the Founder’s Units (consisting of the Founder’s Shares and Founder’s Warrants) for the Founder’s Units Purchase Price and the Private Placement Warrants for the Private Placement Warrants Purchase Price, respectively. On the applicable Closing Date, the Company shall deliver certificates evidencing the Founder’s Units, Founder’s Shares and Founder’s Warrants, or the Private Placement Warrants, as the case may be, to be purchased by the Purchaser hereunder, in each case registered in the Purchaser’s name, upon the payment by the Purchaser of the Founder’s Units Purchase Price or the Private Placement Warrants Purchase Price, as the case may be, by wire transfer of immediately available funds (or by such other means as the Company and the Purchaser shall agree) to the Company in accordance with the Company’s wiring instructions.
     C. Terms of the Founder’s Units, Founder’s Shares, Founder’s Warrants and Private Placement Warrants.
          (i) Founder’s Units: Each Unit of the Founder’s Units shall consist of one Founder’s Share and one Founder’s Warrant and shall have the terms set forth in the Unit Certificate attached as Exhibit A hereto.
          (ii) Founder’s Shares: The Founder’s Shares shall have the terms set forth in the Certificate of Incorporation of the Company and the Founder’s Share Certificate attached as Exhibit B hereto. Without limiting the foregoing, the Purchaser hereby expressly agrees that if the Corporation consummates the Initial Public Offering, then (i) in connection with the stockholder vote required to approve a merger, capital stock exchange, asset acquisition or other similar business combination with one or more businesses or assets (a “Business Combination”), the Purchaser agrees to (x) vote the Founder’s Shares in accordance with a majority of the shares of common stock voted by holders of shares of common stock issued in the Initial Public Offering and (y) vote the Founder’s Shares in favor of an amendment to the Company’s amended and restated certificate of incorporation to provide for the Company’s perpetual existence, and (ii) the Purchaser agrees to waive any right to participate in any liquidation distribution to the extent set forth in Section 3.D of this Agreement.
          (iii) Founder’s Warrants: The Founder’s Warrants shall have the terms set forth in the Warrant Agreement set forth as Exhibit C hereto.
          (iv) Private Placement Warrants: The Private Placement Warrants shall have the terms set forth in the Warrant Agreement set forth as Exhibit C hereto, as such terms may be amended prior to the applicable Closing Date with the consent of the Purchaser, which consent shall be evidenced by the purchase of the Private Placement Warrants on the applicable Closing Date.
          (v) Transfer Restrictions: In addition to the restrictions on transfer set forth in Section 9 hereof, the Purchaser shall not sell or transfer the Founder’s Units, Founder’s Shares, Founder’s Warrants and the Shares underlying the Founder’s Warrants for a period of 180 days from the date the Company completes its initial business combination except to a Company officer, director or employee, or any other person or entity associated or affiliated with Highland Capital Management, L.P. (each, a “Permitted Transferee”), who agrees in writing with the Company to be subject to such transfer restrictions, vote the Founder’s Shares as provided in (ii)

above; waive any right to participate in any liquidation distribution as provided in (ii) above and agrees to the adjustment of the Founder’s Units as provided in (vii) below. During this period, the Purchaser and its Permitted Transferees shall retain all other rights of holders of Shares, including, without limitation, the right to vote their Shares (except as described above with respect to a Business Combination) and the right to receive cash dividends, if declared. If dividends are declared and payable in Shares, such dividends will also be subject to the restrictions contained in this Section 1.C.(v). In addition to the restrictions on transfer set forth in Section 9 hereof, the Purchaser shall not sell or transfer the Private Placement Warrants and the Shares underlying the Private Placement Warrants until after the date the Company completes its initial business combination except to a Permitted Transferee, and the Purchaser acknowledges that the Private Placement Warrants and the Shares issuable upon exercise of the Private Placement Warrants are subject to the restrictions on transfer set forth in the Warrant Agreement.
          (vi) Registration Rights: In connection with the closing of the Initial Public Offering, the Company and the Purchaser shall enter into an agreement (the “Registration Rights Agreement”) granting the Purchaser registration rights with respect to the Securities.
          (vii) Adjustment of Founder’s Units:
               (a) If the underwriters’ with respect to the Initial Public Offering do not exercise the over-allotment option proposed to be granted to them by the Company, the Purchaser and any Permitted Transferees agree to forfeit to the Company a number of Founder’s Units necessary to ensure that the aggregate amount of Founder’s Shares held by the Purchaser and any Permitted Transferees does not exceed 20% of the issued and outstanding common stock of the Company upon consummation of the Initial Public Offering. The Purchaser and any Permitted Transferees agree to take any and all action reasonably requested by the Company necessary to effect any adjustment pursuant to this paragraph (vii)(a). The Company will not make any cash payment to the Purchaser or any Permitted Transferees in respect of any such adjustment.
               (b) If the number of units offered to the public in connection with the Initial Public Offering is increased or decreased, the Purchaser and any Permitted Transferees agree with the Company and the Company hereby agrees with the Purchaser and any Permitted Transferees that the Founder’s Units (including the Founder’s Units subject to forfeiture) will be adjusted in the same proportion as the increase or decrease of the units offered to the public in order to ensure that the aggregate amount of Founder’s Shares held by the Purchaser and any Permitted Transferees does not fall below or exceed 20% of the issued and outstanding common stock of the Company upon consummation of the Initial Public Offering (including any shares of common stock issued pursuant to the underwriters’ over-allotment option). The Purchaser and any Permitted Transferees agree to take any and all action reasonably requested by the Company necessary to effect any adjustment pursuant to this paragraph (vii)(b); provided that the Company will not make or receive any cash payment to or from the Purchaser or any Permitted Transferees in respect of any such adjustment.
               (c) The Purchaser acknowledges and agrees that any additional units it may hold pursuant to (vii)(a) and (vii)(b) above (A) shall be subject to the voting, waiver of liquidation, transfer restrictions and adjustment provisions set forth in this Agreement, and (B) shall bear the legend set forth in Section 9.A(i) below.
Section 2. Representations and Warranties of the Company.
     As a material inducement to the Purchaser to enter into this Agreement and purchase the Founder’s Units and Private Placement Warrants, the Company hereby represents and warrants to the Purchaser as of the date hereof and the applicable Closing Date that:
     A. Organization and Corporate Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in every jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on the financial condition, operating results or assets of the Company. The Company possesses all requisite corporate power and authority necessary to carry out the transactions contemplated by this Agreement and the Warrant Agreement.
     B. Authorization; No Breach.
          (i) The execution and delivery of this Agreement, the Warrant Agreement, the Founder’s Warrants and the Private Placement Warrants and performance of this Agreement and the Warrant Agreement have been duly authorized by the Company as of the applicable Closing Date. This Agreement constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms. The Warrant Agreement, and upon issuance in accordance with, and payment pursuant to, the terms of the Warrant Agreement and this Agreement, the Founder’s Warrants and the Private Placement Warrants, constitute valid and binding obligations of the Company, enforceable in accordance with their respective terms as of the applicable Closing Date.
          (ii) The execution and delivery by the Company of this Agreement, the Warrant Agreement and the sale and issuance of each of the Securities and the fulfillment of and compliance with the respective terms hereof and thereof by the Company, do not and will not as of the applicable Closing Date (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company’s capital stock or assets, (iv) result in a violation of, or (v) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to the Certificate of Incorporation of the Company or the bylaws of the Company, or any material law, statute, rule or regulation to which the Company is subject, or any agreement, order, judgment or decree to which the Company is subject, except for any filings required after the date hereof under federal or state securities laws.
     C. Title to Securities. Upon issuance in accordance with, and payment pursuant to, the terms hereof and the Warrant Agreement, as the case may be, each of the Securities will be duly and validly issued, fully paid and nonassessable. Upon issuance in accordance with, and payment pursuant to, the terms hereof and the Warrant Agreement, as the case may be, the Purchaser will have or receive good title to the Securities, free and clear of all liens, claims and encumbrances of any kind, other than (a) transfer restrictions hereunder and under the other agreements contemplated hereby, (b) transfer restrictions under federal and state securities laws, and (c) liens, claims or encumbrances imposed due to the actions of the Purchaser.
     D. Governmental Consents. No permit, consent, approval or authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by the Company of this Agreement or the Warrant Agreement, or the consummation by the Company of any other transactions contemplated hereby.
Section 3. Representations and Warranties of the Purchaser.
     As a material inducement to the Company to enter into this Agreement and issue and sell the Founder’s Units and Private Placement Warrants, the Purchaser hereby represents and warrants to the Company as of the date hereof and the applicable Closing Date that:
     A. Capacity and State Law Compliance. The Purchaser has engaged in the transactions contemplated by this Agreement within a state in which the offer and sale of the Securities is permitted under applicable securities laws. The Purchaser understands and acknowledges that the purchase of Shares upon the exercise of the Private Placement Warrants and the Founder’s Warrants will require the availability of an exemption from registration under federal and/or state securities laws and that any sale of such Shares shall require registration or the availability of an exemption from registration under federal and/or state securities laws.
     B. Authorization; No Breach.
          (i) This Agreement constitutes a valid and binding obligation of the Purchaser, enforceable in accordance with its terms.
          (ii) The execution and delivery by the Purchaser of this Agreement and the fulfillment of and compliance with the respective terms hereof by the Purchaser do not and shall not as of the applicable Closing Date conflict with or result in a breach of the terms, conditions or provisions of the certificate of formation or limited liability company agreement of the Purchaser or any other agreement, instrument, order, judgment or decree to which the Purchaser is subject.
     C. Investment Representations.
          (i) The Purchaser is acquiring the Securities for its own account, for investment only and not with a view towards, or for resale in connection with, any public sale or distribution thereof.
          (ii) The Purchaser is an “accredited investor” as such term is defined in Rule 501(a)(3) of Regulation D.
          (iii) The Purchaser understands that the Securities are being offered and will be sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations and warranties of the

Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire such Securities.
          (iv) The Purchaser did not decide to enter into this Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act of 1933, as amended (the “Securities Act”).
          (v) The Purchaser has been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Purchaser. The Purchaser has been afforded the opportunity to ask questions of the executive officers and directors of the Company. The Purchaser understands that its investment in the Securities involves a high degree of risk. The Purchaser has sought such accounting, legal and tax advice as the Purchaser has considered necessary to make an informed investment decision with respect to the Purchaser’s acquisition of the Securities.
          (vi) The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities by the Purchaser nor have such authorities passed upon or endorsed the merits of the offering of the Securities.
          (vii) The Purchaser understands that: (a) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder or (B) sold in reliance on an exemption therefrom; and (b) except as specifically set forth in the Registration Rights Agreement, neither the Company nor any other person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. In this regard, the Purchaser understands that the Securities and Exchange Commission has taken the position that promoters or affiliates of a blank check company and their transferees, both before and after a Business Combination, are deemed to be “underwriters” under the Securities Act when reselling the securities of a blank check company. Based on that position, Rule 144 adopted pursuant to the Securities Act would not be available for resale transactions of the Securities despite technical compliance with the requirements of such Rule, and the Securities can be resold only through a registered offering or in reliance upon another exemption from the registration requirements of the Securities Act. The Purchaser is able to bear the economic risk of its investment in the Securities for an indefinite period of time.
          (viii) The Purchaser has such knowledge and expertise in financial and business matters, knows of the high degree of risk associated with investments generally and particularly investments in the securities of companies in the development stage such as the Company, is capable of evaluating the merits and risks of an investment in the Securities and is able to bear the economic risk of an investment in the Securities in the amount contemplated hereunder. The Purchaser has adequate means of providing for its current financial needs and contingencies and will have no current or anticipated future needs for liquidity which would be jeopardized by the investment in the Securities. The Purchaser can afford a complete loss of its investment in the Securities.
     D. Waiver of Right to Amounts in the Trust Account and Indemnification.
          (i) The Purchaser hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the trust account established by the Company for the deposit of proceeds from the Initial Public Offering and the sale of the Private Placement Warrants, as a result of any liquidation of the trust account, with respect to the Founder’s Shares (“Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the trust account for any reason whatsoever except for any amounts to which it may be entitled upon liquidation of the Company in respect of the Purchaser’s ownership of Shares other than the Founder’s Shares.
          (ii) The Purchaser acknowledges and agrees that the stockholders of the Company, including those who purchase the units in the Initial Public Offering, are and shall be third-party beneficiaries of the foregoing provisions of Section 3.D. of this Agreement.
          (iii) The Purchaser agrees that to the extent any waiver of rights under this Section 3.D. is ineffective as a matter of law, the Purchaser has offered such waiver for the benefit of the Company as an equitable right that shall survive any statutory disqualification or bar that applies to a legal right. The Purchaser acknowledges the receipt and sufficiency of consideration received from the Company hereunder in this regard.
Section 4. Conditions of the Purchaser’s Obligations.
     The obligation of the Purchaser to purchase and pay for the Founder’s Units and Private Placement Warrants is subject to the fulfillment, on or before the applicable Closing Date, of each of the following conditions:
     A. Representations and Warranties. The representations and warranties of the Company contained in Section 2, shall be true and correct at and as of the applicable Closing Date as though then made.
     B. Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the applicable Closing Date.
     C. No Injunction. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby, which prohibits the consummation of any of the transactions contemplated by this Agreement or the Warrant Agreement.
Section 5. Conditions of the Company’s Obligations.
     The obligations of the Company to the Purchaser under this Agreement are subject to the fulfillment, on or before the applicable Closing Date, of each of the following conditions:

     A. Representations and Warranties. The representations and warranties of the Purchaser contained in Section 3 shall be true and correct at and as of the applicable Closing Date as though then made.
     B. Performance. The Purchaser shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the applicable Closing Date.
     C. Corporate Consents. The Company shall have obtained the consent of its Board of Directors authorizing the execution, delivery and performance of this Agreement and the Warrant Agreement and the issuance and sale of the Founder’s Units and the Private Placement Warrants.
     D. No Injunction. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby, which prohibits the consummation of any of the transactions contemplated by this Agreement or the Warrant Agreement.
Section 6. Termination.
     This Agreement may be terminated at any time prior to the applicable Closing Date as it relates only to the Securities to be purchased pursuant to this Agreement on and after such Closing Date upon the mutual written consent of the Company and the Purchaser.
Section 7. Survival of Representations and Warranties.
     All of the representations and warranties contained herein shall survive the applicable Closing Date.
Section 8. Definitions.
     Terms used but not otherwise defined in this Agreement shall have the meaning assigned such terms in the Registration Statement.
Section 9. Miscellaneous.
     A. Legends; Transfer Restrictions.
          (i) Legends. The certificates evidencing the Founder’s Units and the Founder’s Shares will include the legend set forth on Exhibits A and B hereto, respectively, which the Purchaser has read and understands. The Founder’s Warrants, the Private Placement Warrants and Shares issued upon exercise of the Private Placement Warrants and the Founder’s Warrants (as defined in the Warrant Agreement) will include the legend set forth in Exhibit B to the Warrant Agreement in the case of the Warrants and in the Warrant Agreement in the case of the Shares, which the Purchaser has read and understands.

          (ii) Transfer Restrictions. By accepting the Securities, the Purchaser agrees, prior to any transfer of the Securities, to give written notice to the Company expressing its desire to effect such transfer and describing briefly the proposed transfer. Upon receiving such notice, the Company shall present copies thereof to its counsel and the Purchaser agrees not to make any disposition of all or any portion of the Securities unless and until:
               (a) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement, in which case the legends set forth above with respect to the Securities sold pursuant to such registration statement shall be removed; or
               (b) if reasonably requested by the Company, (A) the Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such Securities under the Securities Act, (B) the Company shall have received customary representations and warranties regarding the transferee that are reasonably satisfactory to the Company signed by the proposed transferee and (C) the Company shall have received an agreement by such transferee to the restrictions contained in the legends referred to in (i) hereof.
     Notwithstanding the foregoing, the Purchaser also understands and acknowledges that the transfer of the Founder’s Units, Founder’s Shares, Founder’s Warrants and the Private Placement Warrants and exercise of the Founder’s Warrants and the Private Placement Warrants are subject to the specific conditions to such transfer or exercise as outlined herein and the Warrant Agreement as to which the Purchaser specifically assents by its execution hereof.
          (iii) Stop Transfer Notations. The Company may, from time to time, make stop transfer notations in its records and deliver stop transfer instructions to its transfer agent to the extent its counsel considers it necessary to ensure compliance with federal and state securities laws and the transfer restrictions contained elsewhere in this Agreement and the Warrant Agreement.
     B. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors of the parties hereto whether so expressed or not. Notwithstanding the foregoing or anything to the contrary herein, the parties may not assign this Agreement.
     C. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.
     D. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, none of which need contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

     E. Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. The use of the word “including” in this Agreement shall be by way of example rather than by limitation.
     F. Governing Law. This Agreement shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the internal laws of said State. Each of the parties hereto also irrevocably waives all right to trial by jury in any action, proceeding or counterclaim arising out of this Agreement or the transactions contemplated hereby.
     G. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent:

If to the Company:	HCM Acquisition Company
NexBank Tower
13455 Noel Road, Suite 800
Dallas, TX 75240
Fax No. (972) 628-4147

With a copy (not constituting notice) to:	Ann Chamberlain
Bingham McCutchen LLP
399 Park Avenue
New York, NY 10022
Fax No.: (212) 752-5378

If to the Purchaser:	HCM Acquisition Holdings, LLC
NexBank Tower
13455 Noel Road, Suite 800
Dallas, TX 75240
Fax No. (972) 628-4147
or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.
     H. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.
[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have executed this Purchase Agreement on the date first written above.

COMPANY:

HCM ACQUISITION COMPANY

By:	/s/ Thomas Surgent
Name:	Thomas Surgent
Title:	Secretary

PURCHASER:

HCM ACQUISITION HOLDINGS, LLC
By:	Highland Capital Management, L.P., its sole member
By: Strand Advisors, Inc., its general partner

By:	/s/ Michael Colvin
Name:	Michael Colvin
Title:	Secretary
[Signature Page to Founder’s Securities Purchase Agreement]

Exhibit A
SPECIMEN OF UNIT CERTIFICATE
HCM ACQUISITION COMPANY

No.	Incorporated under the Laws of the State of Delaware	UNIT(S)
UNIT(S) EACH CONSISTING OF ONE SHARE OF COMMON STOCK AND ONE WARRANT TO
PURCHASE ONE SHARE OF COMMON STOCK
SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFIES THAT                                                              IS THE OWNER OF                                                              UNIT(S). Each Unit (“Unit”) consists of one (1) share of common stock, par value $0.001 per share (“Common Stock”), of HCM Acquisition Company, a Delaware corporation (the “Corporation”), and one warrant (each, a “Warrant”). Each Warrant entitles the holder to purchase one (1) share of Common Stock for $7.50 per share (subject to adjustment). The Common Stock and Warrant comprising each Unit represented by this certificate are not transferable separately prior to the thirty-fifth day following the date of the prospectus with respect to the Corporation’s initial public offering (the “IPO”) unless Citigroup Global Markets Inc. informs the Corporation of its decision to allow earlier separate transfer. The terms of the Warrants are governed by a warrant agreement (the “Warrant Agreement”) between the Corporation and its transfer agent to be entered into upon the effectiveness of the Corporation’s initial public offering, as amended, restated or supplemented from time to time, and are subject to the terms and provisions contained therein, all of which terms and provisions the holder of this certificate consents to by acceptance hereof. Copies of the Warrant Agreement will be on file at the office of the Corporation, and will be available to any Warrant holder on written request and without cost.
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THESE SECURITIES ARE ALSO SUBJECT TO FORFEITURE AND ADDITIONAL RESTRICTIONS ON TRANSFER OR SALE PURSUANT TO A SECURITIES PURCHASE AGREEMENT DATED OCTOBER 4, 2007, A COPY OF WHICH CAN BE OBTAINED FROM THE COMPANY AT ITS EXECUTIVE OFFICES.
SECURITIES EVIDENCED BY THIS CERTIFICATE WILL BE ENTITLED TO REGISTRATION RIGHTS UNDER A REGISTRATION RIGHTS AGREEMENT TO BE EXECUTED BY THE CORPORATION.
WITNESS the seal of the Corporation and the facsimile signature of its duly authorized officer.
Dated:                       , 2007

HCM ACQUISITION COMPANY
Authorized Officer
CORPORATE SEAL

Delaware

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	as tenants in common	Unif Gift Min Act -	Custodian

TEN ENT	tenants by the entireties		(Cust) (Minor)

	as joint tenants with right		Under Uniform Gifts to Minors
	of survivorship and not as		Act:
JT TEN	tenants in common		(State)
     Additional abbreviations may also be used though not in the above list.
HCM ACQUISITION COMPANY
     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, option or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the Units represented hereby are issued and shall be held subject to the terms and conditions applicable to the securities underlying and comprising the Units.
For Value Received,                      hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
Units represented by the within Certificate, and do hereby irrevocably constitute and appoint                                            Attorney, to transfer the said Units on the books of the within named Corporation with full power of substitution in the premises.

Dated	By:
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Exhibit B
SPECIMEN FOUNDER’S COMMON STOCK CERTIFICATE

NUMBER	SHARES
HCM ACQUISITION COMPANY
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
COMMON STOCK
SEE REVERSE FOR
CERTAIN DEFINITIONS
This Certifies that
is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.001
EACH OF THE COMMON STOCK OF
HCM ACQUISITION COMPANY
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. Witness the seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:	HCM Acquisition Company CORPORATE DELAWARE SEAL

PRESIDENT		SECRETARY

DELAWARE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	as tenants in common	UNIF GIFT MIN ACT -	Custodian
TEN ENT	as tenants by the entireties		(Cust (Minor)
JT TEN	as joint tenants with right	under Uniform Gifts to Minors Act
of survivorship and not as tenants in common

(State)
Additional Abbreviations may also be used though not in the above list.
HCM Acquisition Company
The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all amendments thereto and resolutions of the Board of Directors providing for the issue of shares of Preferred Stock (copies of which may be obtained from the secretary of the Corporation), to all of which the holder of this certificate by acceptance hereof assents.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THESE SECURITIES ARE ALSO SUBJECT TO (i) FORFEITURE, (ii) ADDITIONAL RESTRICTIONS ON TRANSFER OR SALE AND (iii) VOTING REQUIREMENTS AND HOLDERS OF THE SECURITIES WAIVING ANY RIGHT TO PARTICIPATE IN A LIQUIDATION DISTRIBUTION IN CERTAIN CIRCUMSTANCES, IN EACH CASE PURSUANT TO A SECURITIES PURCHASE AGREEMENT DATED OCTOBER 4, 2007, A COPY OF WHICH CAN BE OBTAINED FROM THE COMPANY AT ITS EXECUTIVE OFFICES.
SECURITIES EVIDENCED BY THIS CERTIFICATE WILL BE ENTITLED TO REGISTRATION RIGHTS UNDER A REGISTRATION RIGHTS AGREEMENT TO BE EXECUTED BY THE CORPORATION.

For value received,                                                                                                                                      hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL
SECURITY OR OTHER
IDENTIFYING
NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney

to transfer the said stock on the books of the within named Corporation will full power of substitution in the premises.

Dated

Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15).

Exhibit C
WARRANT AGREEMENT